Exhibit 10.2

EXECUTION COPY

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT, dated as of September 14, 2006 (as amended, restated, supplemented or otherwise modified and in effect from time to time waived, this “Agreement”), by AMERICAN MORTGAGE ACCEPTANCE COMPANY, a Massachusetts business trust (“AMAC”), as the pledgor (the “Pledgor”), for the benefit of BANK OF AMERICA, N.A., a national banking association (“BANA”) and BANC OF AMERICA SECURITIES LLC, a limited liability company organized under the laws of Delaware (“BAS”, and together with BANA, the “Buyers”, each a “Buyer”).

RECITALS

WHEREAS, pursuant to that certain Master Repurchase Agreement, dated as of March 29, 2006 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”), among AMAC CDO Funding I, a Cayman Islands exempted company with limited liability, as seller (the “Seller”), and the Buyers, the Buyers have agreed to purchase certain assets (the “Purchased Assets”) from the Seller, subject to the Seller’s obligation to repurchase such Purchased Assets in accordance with the terms and conditions of the Repurchase Agreement;

WHEREAS, pursuant to the Repurchase Agreement, the Seller is required to enter into appropriate Hedging Agreements with respect to the Purchased Assets;

WHEREAS, AMAC is, or may from time to time become, a party to the Guarantor Hedging Agreements (defined below) pursuant to which it has hedged, and will from time to time hedge, certain of the Purchased Assets owned by the Pledgor prior to transfer of such Purchased Assets to the Seller;

WHEREAS, the Pledgor desires to grant to the Buyers a first priority security interest in the Guarantor Hedging Agreements (a) as security for the Seller’s obligations under the Repurchase Agreement and the obligations of AMAC, as guarantor, under the Guarantee and (b) to satisfy the Seller’s obligation under the Repurchase Agreement to enter into appropriate Hedging Agreements with respect to certain of the Purchased Assets; and

WHEREAS, AMAC is the direct owner of all of the Capital Stock of the Seller and will benefit directly or indirectly from the transactions contemplated under the Repurchase Agreement.

NOW, THEREFORE, based upon the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Buyers to enter into the above described amendment to the Repurchase Agreement, the Pledgor hereby agrees as follows:

ARTICLE I

DEFINITIONS

Section 1.1	Definitions.

(a)           Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Repurchase Agreement or in the UCC.

(b)           As used in this Agreement and the schedules, exhibits, annexes or other attachments hereto, unless the context requires a different meaning, the following terms shall have the following meanings:

“Guarantor Hedging Agreements” With respect to any Purchased Asset, any futures options contract or any interest rate swap, cap or collar agreement or similar derivative instruments providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by AMAC with respect to such Purchased Asset with a counterparty having a counterparty rating of at least “A-” or its equivalent by Standard & Poor’s and Moody’s and that is otherwise reasonably acceptable to the Buyer. AMAC shall provide the Buyers (or an Affiliate designated by the Buyers) with an opportunity to bid on any Guarantor Hedging Agreement to be entered into by AMAC, but AMAC shall have no obligation to enter into any Guarantor Hedging Agreement with any Buyer or any such Affiliate. For the avoidance of doubt, “Guarantor Hedging Agreements” shall include, but only to the extent related to a Purchased Asset, that certain ISDA Master Agreement, dated as of March 21, 2003 (as amended, restated, supplemented or otherwise modified from time to time), between AMAC and Bank of America, N.A., together with the schedule, the credit support annex and any confirmations thereto.

“Indemnified Amounts”: Defined in Subsection 7.1(a).

“Indemnified Parties”: Defined in Subsection 7.1(a).

“Pledged Collateral”: Defined in Section 2.1.

“Pledged Obligations”: Defined in Section 2.2.

(c)	In this Agreement, unless a contrary intention appears:

(i)             the meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms; and

(ii)            The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

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ARTICLE II

SECURITY INTEREST

Section 2.1	Pledge and Grant of Security Interest.

(a)           To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledged Obligations, AMAC and each Trustee of AMAC to the extent, if any, such Trustee has any right, title or interest in, to and under the Collateral, hereby pledges all of its right, title, and interest in, to and under and grants a first priority lien on, and security interest in, all of the following property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located (collectively, the “Pledged Collateral”) to the Buyer:

(i)	The Guarantor Hedging Agreements;

(ii)            all amounts at any time owing to the Pledgor under the Guarantor Hedging Agreements;

(iii)           all “general intangibles” (including “payment intangibles”), “accounts”, “chattel paper”, “documents” and “instruments” as defined in the UCC relating to or constituting any or all of the foregoing;

(iv)          all “supporting obligations” and “letter of credit rights” as defined in the UCC relating to or constituting any or all of the foregoing; and

(v)           all replacements, substitutions or distributions on or proceeds, payments, income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

(b)           The Buyer’s security interest in the Pledged Collateral shall terminate only upon termination of Seller’s obligations under the Repurchase Agreement and the documents delivered in connection herewith and therewith. This Agreement shall be deemed to constitute a security agreement under the New York Uniform Commercial Code (the “UCC”). The Buyer shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC and the other laws of the State of New York and the Pledgor shall have all of the rights and may exercise all of the remedies of a debtor under the UCC and the other laws of the State of New York. In furtherance of the foregoing, (a) the Buyer, at AMAC’s sole cost and expense, may cause to be filed in such locations as may be necessary to perfect and maintain perfection and priority of the security interest granted hereby, UCC financing statements and continuation statements naming the Pledgor as debtor and each Buyer as secured party (collectively, the “Filings”), (b) the Pledgor shall from time to time take such further actions as may be requested by the Buyer to maintain and continue the perfection and priority of the security interest granted hereby (including marking its records and files to evidence the interests granted to the Buyer hereunder) and (c) each Pledgor hereby authorizes the Buyer, at its option, to file any such Filings.

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Section 2.2	Security for Pledged Obligations.

The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following, whether now existing or hereafter arising or incurred (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Pledged Obligations”): (a) the payment and performance of all amounts or obligations owing to the Buyers pursuant to the Repurchase Agreement and the other Transaction Documents; and (b) the obligations and liabilities of and amounts owed by the Pledgor under this Agreement and by AMAC under the Guarantee, in each case howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several.

Section 2.3	Security Interest Absolute.

All rights of the Buyers, and the security interest granted hereunder, and all of the obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of:

(a)           any lack of validity or enforceability of the Repurchase Agreement or any other Transaction Document;

(b)           any change in any term of all or any of the obligations of the Seller or the Guarantor under the Repurchase Agreement or any Transaction Document, or any other amendment or waiver of or any consent to any departure from any provision of the Repurchase Agreement or the other Transaction Documents; or

(c)           any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor (other than payment in full of the Pledged Obligations).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1	Representations and Warranties.

(a)           AMAC hereby represents and warrants to the Buyers that, so long as any of the Pledged Obligations remain outstanding or any Transaction Document is in effect and until all of the Pledged Obligations shall have been terminated:

(i)             Organization. AMAC is duly organized, validly existing and in good standing under the laws and regulations of the state of the AMAC’s organization and is duly licensed, qualified, and in good standing in every state where such licensing or qualification is necessary for the transaction of the AMAC’s business. AMAC has the power to carry on its business as now being conducted and proposed to be conducted, and AMAC has the power to execute, deliver, and perform its obligations under this Agreement.

(ii)            Due Execution; Enforceability. This Agreement has been duly executed and delivered by AMAC, for good and valuable consideration. This Agreement constitutes the legal, valid and binding obligations of AMAC, enforceable against AMAC

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in accordance its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

(iii)           Non-Contravention. Neither the execution and delivery of this Agreement, nor consummation by AMAC of the transactions contemplated hereby, nor compliance by AMAC with the terms, conditions and provisions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of (i) the charter or bylaws of AMAC, (ii) any contractual obligation to which AMAC is now a party or the rights under which have been assigned to AMAC or the obligations under which have been assumed by AMAC or to which the assets of AMAC are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any Lien upon any of the assets of AMAC, other than pursuant to this Agreement, (iii) any judgment or order, writ, injunction, decree or demand of any court applicable to AMAC, or (iv) any applicable Requirement of Law. AMAC has all necessary licenses, permits and other consents from Governmental Authorities, if any, necessary to pledge the Pledged Collateral and for the performance of its obligations under this Agreement.

(iv)          Litigation; Requirements of Law. There is no action, suit, proceeding, investigation, or arbitration pending or, to the best knowledge of AMAC, threatened against AMAC or any of its assets, which may result in any material adverse change in the business, operations, financial condition, properties, or assets of AMAC, or which may have an adverse effect on the validity of this Agreement or any material action taken or to be taken in connection with the obligations of AMAC hereunder. AMAC is in compliance in all material respects with all Requirements of Law. AMAC is not in default in any material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any arbitrator or Governmental Authority.

(v)           All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required (i) for the due execution, delivery and performance by AMAC of this Agreement, (ii) for the pledge made by AMAC or for the granting of the security interest by AMAC pursuant to this Agreement and (iii) for the exercise by the Buyers of their respective rights and remedies hereunder have been obtained, effected or given and are in full force and effect.

(vi)          Solvency. No Act of Insolvency has ever occurred with respect to AMAC. AMAC has adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. AMAC is generally able to pay, and as of the date hereof is paying, its debts as they come due. AMAC has not become, or is presently, financially insolvent nor will AMAC be made insolvent by virtue of AMAC’s execution of or performance under this Agreement within the meaning of the bankruptcy laws or the insolvency laws of any jurisdiction.

(vii)         Location of Offices. AMAC’s location (within the meaning of Article 9 of the UCC) is Massachusetts and its chief executive office is, and since the date of its formation has been, located at 625 Madison Avenue, New York, New York 10022. The office where AMAC keeps all the records (within the meaning of Article 9 of the UCC) is at the same address as its chief executive office. AMAC’s organizational identification

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number is [_____________]. AMAC has not changed its name or location within the four (4) months preceding the date.

(viii)        Pledgor’s Name. AMAC’s exact legal name is set forth on the signature pages to this Agreement. AMAC has no trade names, fictitious names, assumed names or “doing business as” names or other names under which it has done or is doing business.

(ix)          Value Given. The Recitals to this Agreement are true and AMAC acknowledges the receipt of adequate consideration for the pledge of the Pledged Collateral.

(x)           Guarantor Hedging Agreements. AMAC has delivered to the Buyer a true, complete and correct copy of the Guarantor Hedging Agreements and AMAC has not waived or amended any provision or right thereunder. The Guarantor Hedging Agreements are enforceable against the parties thereto in accordance with their respective terms and no default exists thereunder.

(xi)          Title. AMAC or the Trustees has good and indefeasible title to the Pledged Collateral and will at all times be the legal and beneficial owners, as applicable, of such Pledged Collateral free and clear of any Lien, other than the Lien created hereby.

(xii)         Exercising of Rights. The exercise by the Buyers of their respective rights and remedies hereunder will not violate material contractual restriction binding on or affecting AMAC or any of its property.

(xiii)        Security Interest/Priority. This Agreement creates a valid security interest in favor of the Buyer in the Pledged Collateral, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from AMAC. Upon the filing of a UCC financing statement describing the Pledged Collateral in the location of AMAC’s state of organization or principal place of residence, as applicable, the Buyer shall have a first priority perfected security interest in the Pledged Collateral. No other action is necessary to perfect the Buyer’s security interest.

(xiv)        UCC Description. The Guarantor Hedging Agreements constitute a “general intangible” within the meaning of the applicable UCC.

(xv)         No Other Security Interest. Other than the security interest granted to the Buyer pursuant to this Agreement, AMAC has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed, any of the Pledged Collateral. AMAC has not authorized the filing of and is not aware of any financing statements against AMAC that include a description of collateral covering the Pledged Collateral other than any financing statement relating to the security interest granted to the Pledged Collateral hereunder or that has been terminated. AMAC is not aware of any judgment or tax lien filings against AMAC.

(xvi)        Investment Company Act. AMAC is not required to register as, and is not controlled by, an “investment company” within the meaning of the 40 Act.

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(xvii)      ERISA. AMAC does not have any Plans or any ERISA Affiliates and makes no contributions to any Plans or any Multiemployer Plans.

ARTICLE IV

COVENANTS

Section 4.1	Covenants.

(a)           AMAC hereby covenants that, so long as any of the Pledged Obligations remain outstanding or any Transaction Document is in effect and until all of the Pledged Obligations shall have been terminated:

(i)             Security Interests. AMAC shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Pledged Collateral, whether now existing or hereafter transferred hereunder, or any interest therein, and AMAC will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. AMAC will promptly notify the Buyers of the existence of any Lien on any Pledged Collateral, and AMAC shall defend the right, title and interest of the Buyers in, to and under the Pledged Collateral against all claims of third parties.

(ii)            Further Assurances. AMAC shall promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Buyers may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral; (ii) enable the Buyers to exercise and enforce their respective rights and remedies hereunder in respect of the Pledged Collateral; and (iii) otherwise effect the purposes of this Agreement.

(b)           AMAC hereby covenants that, so long as any of the Pledged Obligations remain outstanding or any Transaction Document is in effect and until all of the Pledged Obligations shall have been terminated:

(i)             Amendments. AMAC will not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral other than pursuant hereto.

(ii)            Compliance with Laws. AMAC shall comply in all material respects with all applicable laws with respect to the Pledged Collateral, and all contractual obligations with respect to Pledged Collateral.

(iii)           Preservation of Company Existence. AMAC shall preserve and maintain its company existence, rights, franchises and privileges in the jurisdiction of its formation and will qualify and remain qualified in good standing as a corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a material adverse effect on AMAC or the Pledged Collateral.

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(iv)         Events of Default. AMAC shall provide the Buyers with prompt written notice of the occurrence of each Default and each Event of Default of which AMAC has knowledge or has received notice. In addition, no later than two (2) Business Days following AMAC’s knowledge or notice of the occurrence of any Default or Event of Default, AMAC will provide to the Buyers an officer’s certificate setting forth the details of such event and the action that AMAC or any other related Person proposes to take with respect thereto.

(v)           Change of Name or Location of Loan Files. AMAC shall not change its name, organizational number, identity or jurisdiction of formation or change the offices where it keeps the records (as defined in the UCC) from the location referred to in Subsection 3.1(a)(vii), unless AMAC has given at least thirty (30) days’ prior written notice to the Buyers and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Buyer in the Pledged Collateral.

(vi)          Inconsistent Agreements. AMAC shall not, and shall not permit any of its Subsidiaries (as such term is defined in the Guarantee) to, directly or indirectly, enter into any agreement containing any provision that would be violated or breached by the performance by AMAC under this Agreement.

ARTICLE V

EVENTS OF DEFAULT

Section 5.1	Events of Default.

The occurrence of an event that under the Repurchase Agreement would constitute a Default or an Event of Default shall be a Default or an Event of Default hereunder.

Section 5.2	Remedies.

(a)           Remedies Under Repurchase Agreement. Section 11.2 of the Repurchase Agreement is hereby incorporated herein by this reference as if fully set forth herein and upon the occurrence and during the continuance of an Event of Default, the Buyers shall have, in respect of and against the Pledged Collateral and each Pledgor, all rights and remedies available to the Buyers under such Section 11.2 with respect to the Collateral (as defined in the Repurchase Agreement), the Purchased Assets and the Sellers; provided that Buyers shall only have such rights and remedies in respect of and against the Pledged Collateral and AMAC to the extent that such rights and remedies are available to the Buyers under the UCC or any other applicable law.

(b)           General Remedies. Upon the occurrence and during the continuance of an Event of Default, the Buyers shall have, in respect of the Pledged Collateral, in addition to the rights and remedies provided herein, in the other Transaction Documents or by applicable law, the rights and remedies of a secured party under the UCC or any other applicable law.

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ARTICLE VI

RIGHTS OF THE BUYERS

Section 6.1	Performance of Pledged Obligations; Advances by Buyers.

On failure of AMAC to perform any of the covenants and agreements contained herein, the Buyers may, at their sole option and in their sole discretion, after written notice thereto to AMAC, perform or cause to be performed the same and in so doing may expend such sums as the Buyers may reasonably deem advisable in the performance thereof, including, without limitation, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Buyers may make for the protection of the security hereof or that the Buyers may be compelled to make by operation of applicable law. All such sums and amounts so expended shall be repayable by AMAC promptly upon timely notice thereof and demand therefor, shall constitute additional Pledged Obligations and shall bear interest from the date said amounts are expended at the Pricing Rate that would apply to a Transaction during the continuance of an Event of Default. No such performance of any covenant or agreement by the Buyers on behalf of AMAC, and no such advance or expenditure therefor, shall relieve AMAC of any default under the terms of this Agreement or the other Transaction Documents. The Buyers may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax Lien, title or claim except to the extent such payment is being contested in good faith by AMAC in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

Section 6.2	Rights of the Buyers.

(a)           Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Buyers and each of their respective officers or agents as attorney–in–fact of AMAC, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

(i)             to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral, all as the Buyers may determine in respect of the Pledged Collateral;

(ii)            to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;

(iii)           to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Buyers may deem appropriate in respect of the Pledged Collateral, provided that the same does not impose any civil or criminal liability on AMAC;

(iv)          to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Pledged Collateral;

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(v)          to direct any parties liable for any payment under or with respect to any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Buyers or as the Buyers shall direct;

(vi)          to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral;

(vii)         to sign and endorse any drafts, assignments, notices and other documents relating to the Pledged Collateral;

(viii)        to execute and deliver and/or file all assignments, conveyances, statements, financing statements, continuation statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Buyers may determine necessary in order to perfect and maintain the security interests and Liens granted in this Agreement and in order to fully consummate all of the transactions contemplated herein; and

(ix)          to do and perform all such other acts and things as the Buyers may deem to be necessary, proper or convenient in connection with the Pledged Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Pledged Obligations remain outstanding, any Transaction Document is in effect and until all of the Pledged Obligations shall have been terminated. No Buyer shall be under any duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to such Buyer in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. No Buyer shall be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney–in–fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Buyers solely to protect, preserve and realize upon their respective security interests in the Pledged Collateral.

(b)           Assignment by the Buyers. Each Buyer may from time to time assign the Pledged Obligations or any portion thereof and/or the Pledged Collateral or any portion thereof in accordance with the terms of the Repurchase Agreement, and the assignee shall be entitled to all of the rights and remedies of such Buyer under this Agreement in relation thereto.

(c)           The Buyer’s Duty of Care. Other than the exercise of reasonable care to ensure the safe custody of the Pledged Collateral while being held by the Buyers hereunder, no Buyer shall have any duty or liability to preserve rights pertaining thereto, it being understood and agreed that AMAC shall be responsible for preservation of all rights in the Pledged Collateral, and the Buyers shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to AMAC. The Buyers shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in their possession if such Pledged Collateral is accorded treatment substantially equal to that which the Buyers afford their own property, which shall be no less than the treatment employed by a reasonable and

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prudent agent in the industry, it being understood that no Buyer shall have responsibility for taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

Section 6.3	Application of Proceeds.

After the exercise of remedies hereunder or under the other Transaction Documents, any payments in respect of the Pledged Obligations and any proceeds of any Pledged Collateral, when received by the Buyers in cash or its equivalent, will be applied in reduction of the Pledged Obligations in the order set forth in Section 4.3(c) of the Repurchase Agreement, each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Buyers shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Buyers’ sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1	Indemnification.

(a)           AMAC agrees to hold each Buyer and its officers, directors, shareholders, employees, agents, affiliates and advisors (each an “Indemnified Party” and collectively the “Indemnified Parties”) harmless from and indemnify any Indemnified Party against all out–of–pocket liabilities, out–of–pocket losses, out–of–pocket damages, judgments, out–of–pocket costs and out–of–pocket expenses of any kind that may be imposed on, incurred by or asserted against such Indemnified Party (collectively, the “Indemnified Amounts”) relating to or arising out of this Agreement or the Pledged Collateral, or the pledge thereof or the violation of applicable law, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement or any transaction contemplated hereby, that, in each case, results from anything other than any Indemnified Party’s gross negligence, bad faith or willful misconduct. Without limiting the generality of the foregoing, AMAC agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Indemnified Amounts with respect to the Pledged Collateral relating to or arising out of any violation or alleged violation of, noncompliance with or liability under any law, rule or regulation (including, without limitation, environmental laws and securities laws) that, in each case, results from anything other than such Indemnified Party’s gross negligence, bad faith or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with the Pledged Collateral for any sum owing thereunder, AMAC will save, indemnify and hold such Indemnified Party harmless from and against all out–of–pocket expense, out–of–pocket loss or out–of–pocket damage suffered by reason of any defense, set–off, counterclaim, recoupment or reduction of liability whatsoever of the account debtor or obligor thereunder arising out of a breach by AMAC of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from AMAC. AMAC also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party’s out–of–pocket costs, out–of–pocket expenses and out–of–pocket fees incurred in connection with the enforcement or the preservation of such Indemnified Party’s

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rights under this Agreement and any transaction contemplated hereby or thereby, including, without limitation, the reasonable fees and disbursements of its counsel.

(b)           Costs. If at any time hereafter, whether upon the occurrence of an Event of Default or not, a Buyer employs counsel to prepare or consider amendments, waivers or consents with respect to this Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral or exercise any rights or remedies under this Agreement or with respect to the Pledged Collateral, then AMAC agrees to promptly pay upon demand any and all such costs, expenses losses, damages and liabilities of such Buyer, all of which reasonable costs, expenses, losses, damages and liabilities shall constitute Pledged Obligations hereunder.

(c)           Release. To the fullest extent permitted by applicable law, each Pledgor hereby releases each Buyer, and its successors and assigns, from any liability for any act or omission relating to this Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of such Buyer or its officers, employees or agents.

(d)           Survival. The indemnities under this Section 7.1 shall be continuing and survive the termination of this Agreement.

Section 7.2	Continuing Agreement.

(a)           Termination. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Pledged Obligations remain outstanding or any Transaction Document is in effect, and until all of the Pledged Obligations thereunder shall have terminated. Upon such payment and termination, this Agreement shall be automatically terminated and the Buyers shall at the expense of the AMAC, forthwith release all of the Liens and security interests granted hereunder and shall deliver all UCC termination statements and/or other documents reasonably requested by AMAC evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder and all other provisions which by their terms expressly survive termination of this Agreement shall be continuing and shall survive termination of this Agreement until the expiration of the applicable statute of limitations.

(b)           Continuation. This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledged Obligations is rescinded or must otherwise be restored or returned by the Buyers as a preference, fraudulent conveyance or otherwise under any Insolvency Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledged Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, any reasonable legal fees and disbursements) incurred by the Buyers in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledged Obligations.

Section 7.3	Amendments.

This Agreement and the rights and obligations of the parties hereunder may not be amended, waived or changed orally, but only with the written agreement of the parties hereto.

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Section 7.4	No Waiver; Cumulative Remedies.

No failure to exercise and no delay in exercising, on the part of any Buyer, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by applicable law.

Section 7.5	Notices, Etc.

All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by telex, when telexed against receipt of answer back, or (b) notice by facsimile copy, when verbal communication of receipt is obtained.

Section 7.6        Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON–EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 7.7	Waiver of Jury Trial.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

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Section 7.8	Execution in Counterparts; Severability; Integration.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement and any other Transaction Document executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto and thereto with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

Section 7.9	Headings.

The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Agreement.

Section 7.10	Survival of Representations and Warranties.

All representations and warranties of the Pledgor hereunder shall survive the execution and delivery of this Agreement and the other Transaction Documents.

Section 7.11	Binding Effect; Assignment.

This Agreement shall inure to the benefit of and the obligations hereunder shall be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement is not assignable by AMAC. This Agreement and each Buyer’s rights hereunder may be assigned, transferred, pledged, participated or otherwise conveyed in the same manner as such Buyer may do so in Article 16 of the Repurchase Agreement.

[Remainder Of This Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERICAN MORTGAGE ACCEPTANCE COMPANY,

and on behalf of the Trustees thereof

By:

Name:

Title:

Address for Notices:

625 Madison Avenue

New York, New York 10022

Attention: Robert L. Levy

Senior Vice President

Facsimile: (212) 751-3550

With a copy to:

Paul, Hastings, Janofsky & Walker LLP

75 E. 55th Street

New York, New York 10022

Attention: Robert J. Grados, Esq.

Facsimile: (212) 230-7830

[Signatures Continued on the Following Page]

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AGREED TO AND ACCEPTED as of

the __ day of September, 2006.

BANK OF AMERICA, N.A., as Buyer

By:
Name: Olga V. Kelly
Title: Vice President

Address for Notices:

Bank of America, N.A.

Mail Code: NC1-027-22-04

Hearst Tower

214 North Tryon Street

Charlotte, NC 28555

Attention: Olga V. Kelly

Facsimile No:   (704) 386-1094

BANC OF AMERICA SECURITIES LLC, as Buyer

By:
Name:
Title:

Banc of America Securities LLC

Mail Code: NC1-027-22-04

Hearst Tower

214 North Tryon Street

Charlotte, NC 28555

Attention: Olga V. Kelly

Facsimile No:   (704) 386-1094

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